UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2019

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 300 Westlake Village, California		91362
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On December 26, 2018, MannKind Corporation (the “Company”) issued a warrant (the “Warrant”) to purchase 11,750,000 shares of the Company’s common stock (the “Warrant Shares”) to CVI Investments, Inc. (“CVI”) in connection with an underwritten public offering of the Company’s common stock and warrants to purchase shares of its common stock, which was made pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-210792), previously filed with the Securities and Exchange Commission (“SEC”) and declared effective by the SEC on April 27, 2016, and a prospectus supplement thereunder.

On December 23, 2019, the Company and CVI agreed to amend the Warrant (the “Warrant Amendment”) to provide that (i) commencing immediately following the Company’s filing of this Current Report on Form 8-K with the SEC, and ending at 9:30 a.m. (New York City time) on December 23, 2019, the exercise price per share for 4,500,000 Warrant Shares will be equal to $1.311 but only with respect to a cash exercise under Section 2(a) of the Warrant and (ii) if and only if CVI purchases at least 4,500,000 Warrant Shares pursuant to a cash exercise of the Warrant under Section 2(a) of the Warrant prior to 5:00 p.m. (New York City time) on December 26, 2019, the termination date of the Warrant will be extended to June 26, 2020.

The foregoing description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the Warrant Amendment, a copy of which is attached as Exhibit 4.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Amendment to Common Stock Purchase Warrant, dated December 22, 2019, by and between MannKind Corporation and CVI Investments, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

Date: December 23, 2019	By:	/s/ David Thomson
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary